UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2004

SAXON CAPITAL, INC.
(Exact name of registrant as specified in its charter)

_________________

Delaware	000-33485	54-2036376
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

4860 Cox Road, Suite 300 Glen Allen, Virginia	23060
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (804) 967-7400

(Former name or former address, if changed since last year)

Item 5.          Other Events

        On February 19, 2004, Saxon Capital, Inc. (“Saxon”) issued a press release announcing a $1.1 billion asset-backed securitization. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 7(c).      Exhibits

99.1               Press Release dated February 19, 2004.

Signature

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAXON CAPITAL, INC. By: /s/ Robert B. Eastep —————————————— Robert B. Eastep Executive Vice President, Chief Financial Officer

Date: February 19, 2004

INDEX TO EXHIBITS

Exhibits

Exhibit 99.1          Press Release dated February 19, 2004.